[MELLON LOGO]

February 2005

Dear Shareholder:

This is to inform you of an important policy change that will soon affect how our funds assess redemption fees. While the Mellon Institutional family of Funds provides its shareholders with daily liquidity, its investment programs are designed to serve long-term investors. Fund management believes that short-term trading and excessive exchange activity in certain types of funds may interfere with portfolio management and could have an adverse effect on the funds and their shareholders. For example, these activities may hurt the long-term performance of certain funds by requiring them to incur transactions costs, maintain an excessive amount of cash or liquidate portfolio holdings at a disadvantageous time. For these reasons, the Board of Trustees implemented the current redemption fee policy for the funds most susceptible to such activity.

Upon the recommendation of Fund Management, the Board of Trustees recently adopted a revised redemption fee policy designed to compensate the funds for the effects of short-term trading and excessive trading activity in all of the funds. Effective April 1, 2005, each fund in the Mellon Institutional Funds family of funds will impose a redemption fee of 2.00% of the total redemption amount (calculated at net asset value) if you sell or exchange your shares after holding them for less than 30 calendar days (7 calendar days for the Intermediate Tax Exempt Bond, Massachusetts Intermediate Tax Exempt Bond Short Term Asset Reserve, Short Term Fixed Income, Opportunistic High Yield Bond and Opportunistic Emerging Markets Debt Funds).

The redemption fee is paid directly to the affected fund, and is designed to offset brokerage commissions, and other transactions costs associated with short-term trading. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be considered to be redeemed first. The redemption fee does not apply to shares that were acquired through reinvestment of distributions.

The redemption fee is applicable to all redemptions or exchanges of shares held for less than the prescribed periods except for redemptions or exchanges of shares held in omnibus accounts maintained by those fund networks or "supermarkets" that have advised Mellon Institutional Funds that they are unable to apply the redemption fee to the underlying shareholders at the sub-account level.

More information on the revised policy can be found in each fund prospectus under the Investment and Account Information section and the prospectus supplement dated January 31, 2005. Fund Management and the Board of Trustees believe that such a policy, together with other tools designed to address short-term or excessive trading, will help to maintain a stable investment environment for all shareholders in the Mellon Institutional Funds. Please feel free to contact us at 800-221-4795 if you have any questions or comments about this change.

Very truly yours,

/s/ Patrick J. Sheppard

Patrick J. Sheppard
President
Mellon Institutional Funds

                         Mellon Funds Distributor, L.P.
                     P.O. Box 51407 - Boston, MA 02205-1407
                  (800) 221-4795 Toll Free - (617) 350-0042 Fax

                         A Mellon Financial Company.(SM)

FUNDS SUBJECT TO THE 2% REDEMPTION FEE - HOLDING PERIOD 7 CALENDAR DAYS OR LESS

                                                                                                                      TICKER
FUND NAME                                                                                              CUSIP          SYMBOL
--------------------------------------------------------------                                       ---------        ------
Standish Mellon Short-Term Asset Reserve Fund                                                        58552D309        STARX
Standish Mellon Short-Term Fixed Income Fund                                                         58552D408        SDOMX
Standish Mellon Opportunistic Emerging Markets Debt Fund                                             58552D887        SOEDX
Standish Mellon Opportunistic High Yield Fund                                                        58552D861        SOHYX
Standish Mellon Massachusetts Intermediate Tax Exempt Bond Fund                                      58552D853        SDMAX
Standish Mellon Intermediate Tax Exempt Bond Fund                                                    58552D846        SDITX

FUNDS SUBJECT TO THE 2% REDEMPTION FEE - HOLDING PERIOD 30 CALENDAR DAYS OR LESS

                                                                                                                     TICKER
FUND NAME                                                                                              CUSIP         SYMBOL
-------------------------------------------------------------------                                  ---------       ------
Standish Mellon Fixed Income Fund                                                                    58552D101        SDFIX
Standish Mellon Investment Grade Bond Fund                                                           58552D200        SHGFX
Standish Mellon International Fixed Income Fund                                                      58552D507        SDIFX
Standish Mellon International Fixed Income Fund II                                                   58552D705        SIFIX
Standish Mellon Global Fixed Income Fund                                                             58552D804        SDGIX
Standish Mellon High Yield Bond Fund                                                                 58552D879        SDDIX
The Boston Company Large Cap Core Fund                                                               58552D838        SDEQX
The Boston Company Small Capitalization Equity Fund                                                  58552D820        SDSCX
The Boston Company Small Cap Growth Fund - Institutional Class                                       58552D812        SSETX
The Boston Company Small Cap Growth Fund - Service Class                                             58552D796         N/A
The Boston Company Small Cap Value Fund                                                              58552D788        STSVX
The Boston Company Small Cap Tax-Sensitive Equity Fund                                               58552D770        SDCEX
The Boston Company International Small Cap Fund                                                      58552D762        SDISX
The Boston Company International Core Equity Fund                                                    58552D754        SDIEX
The Boston Company World ex-U.S. Value Fund*                                                         58552D739        SDVOX

*Formerly The Boston Company International Value Opportunities Fund

                         Mellon Funds Distributor, L.P.
                     P.O. Box 51407 - Boston, MA 02205-1407
                  (800) 221-4795 Toll Free - (617) 350-0042 Fax

                         A Mellon Financial Company.(SM)